                                                                  Exhibit (10.4)



                           1996 SMS Senior Management
                        Incentive Compensation Plan for:


                         ----------------------------
                                     (Name)


                         Plan Year:  1/1/96 - 12/31/96
                                     -----------------



                                        Approved by :
                                                      --------------------------
                                                          Marv Cadwell, CEO

                                               Date:
                                                      --------------------------

1996 SMS Senior Management ICP


I.   Compensation Components
     -----------------------

The compensation paid to plan Participants is comprised of a base salary and this incentive compensation. The base bonus targeted for this Incentive Compensation Plan is $________

II.  Summary of ICP Components
     -------------------------

The objective of this Incentive Compensation Plan (ICP) is to compensate the plan Participant in proportion to his/her contributions to SMS' achievement of its worldwide sales, revenue, pretax income, and accounts receivable/cash flow objectives, and to the achievement of certain general management challenges. The definitions of these Performance Indicators are contained in Attachment A. The ICP is composed of the following:

-----------------------------------------------------------------------------------------------------------
                                                        Focus Area        SMS Targets      Total Bonus
                                                     (Potential @100%  (Potential @100%   (Potential @ 100%
                                                       Achievement)      Achievement)      Achievement)
-----------------------------------------------------------------------------------------------------------
1. Performance Indicators:                               Dollars     %     Dollars     %     Dollars    %
-----------------------------------------------------------------------------------------------------------
   Sales
-----------------------------------------------------------------------------------------------------------
   Revenue
-----------------------------------------------------------------------------------------------------------
   Pretax Income
-----------------------------------------------------------------------------------------------------------
   Accounts Receivable Days
-----------------------------------------------------------------------------------------------------------
   Capital Expenditure
-----------------------------------------------------------------------------------------------------------
    Subtotal - Perf Indicators Bonus
-----------------------------------------------------------------------------------------------------------
2. General Mgmt. Challenge Bonus
-----------------------------------------------------------------------------------------------------------
     Total Bonus (Before [A])
-----------------------------------------------------------------------------------------------------------

      [A]  Balanced Performance Bonus -- an additional 10% of the actual
           --------------------------
      calculated Performance Indicators Bonus will be earned if the targets for all five (5) of the SMS Performance Indicators are achieved or exceeded.


III. Specific Measurement of ICP Components
     --------------------------------------

       A) Performance Indicators - The incentive compensation will be based on
          ----------------------
          the achievement of the targets for five (5) Performance Indicators, namely Sales, Revenue, Pretax Income, Accounts Receivable Days and Capital Expenditure. These indicators will apply to SMS' worldwide operations, and may, at management's discretion, also apply to a relevant subset (ex. a specific business unit) that the Participant is directly responsible to manage. The specific targets for both the SMS Targets and each Participant's unique Focus Areas, if applicable, are documented in a separate memo. The actual bonus payments related to the Sales, Revenue, Pretax Income and Accounts Receivable Days Performance Indicators will be determined using the table on Attachment B (by first computing actual performance against each Performance Indicator target in order to determine the payout factor; then multiplying each payout factor by the relevant Bonus Potential amount specified in the table in Section II above). The actual bonus payment related to the Capital Expenditure Performance Indicator will be determined based solely on whether or not the Capital Expenditure budget is exceeded.

1996 SMS Senior Management ICP

      B) General Management Challenges -   A bonus of  up to 10% of this plan's
         -----------------------------
         Bonus Potential will be paid for performance against the following General Management challenges:

            1.
            2.
            3.
            4.
            5.

       Performance against these General Management Challenges, and the determination of the corresponding bonus payments, will be determined by the Participant's immediate manager.


IV. ICP Payment Policies
    --------------------

      A) None of the above listed bonus components will be considered earned unless the participant is an employee on March 31, 1997, or at the time of payment, if prior to that date.

      B) Incentive compensation earned under this plan will be paid by March 31, 1997 or as soon as practical thereafter.

      C) Participants who enter the plan during the year or after the plan year starts will receive prorated payments based on the percentage of months the Participant was in the plan during the year.

      D) There are no draws under this plan.

      E) The maximum bonus payout under this plan is three (3) times the Bonus Potential for each of the Sales, Revenue, Pretax Income and Accounts Receivable Days Performance Indicators, plus 100% of the General Management Challenges Bonus, plus 100% of the bonus potential for the Capital Expenditure Performance Indicator, plus the Balanced Performance Bonus. If performance exceeds the thresholds at which the Performance Indicator maximums are set, a senior management review will occur to determine whether any additional bonuses will be paid.

      F) This plan may be adjusted for changes in business conditions, abnormal or unusual business events, or non-fulfillment of job duties.

      G) At management's discretion, up to 20% of the earned bonus may be paid in restricted stock.

1996 SMS Senior Management ICP                                      ATTACHMENT A


                            DEFINITION OF ICP TERMS
                            -----------------------



Sales
-----
The present value of the new software, support, professional services, and net hardware sold by SMS organizations during 1996, as stated in SMS contracts and reported in the monthly Sales Report produced by Marketing Administration. To be included in the Sales Report the contract must be signed and dated by both the customer and SMS. Exceptions to this definition, as it applies to specific Focus Area Performance Indicators, will be clarified in a separate memo customized for individual Participants.


Revenue
-------
Worldwide operating revenue plus net hardware sales (i.e. gross hardware sales reduced by the cost of hardware sales), as reported by Accounting. These targets are subject to increases during the year (e.g. use of rebilled consultants, budget exceptions, etc.).


Pretax Income
-------------
Worldwide revenue, as defined above, less worldwide direct expenses (including all bonus costs of this plan) and overhead expenses, as reported by Accounting. For the Focus Area targets relevant to certain Participants, the specific revenues and expenses included in their Focus Area target will be clarified in a separate memo. These targets are subject to increases during the year (e.g. use of rebilled consultants, budget exceptions, etc.).


Accounts Receivable Days
------------------------
The 12 Month Average A/R Days, as determined by Accounting, using each month's A/R Days for all domestic receivables. This includes worldwide billed, unbilled, and accrued receivables, less the relevant bad debt reserves. Each month's A/R Days are calculated using the month-end accounts receivable balance divided by the average monthly revenues for the three most recent months.


Capital Expenditure
-------------------
The 1996 Capital Expenditure budget amount for the Focus Area.

                                                                    ATTACHMENT B

                     1996 SR. MANAGEMENT ICP - BONUS SCALE
                     -------------------------------------

                                 -------------------------------------------
             % PERFORMANCE                    % BONUS EARNED
                                 -------------------------------------------
                ATTAINMENT                              PRETAX
                                 -------------------------------------------
                vs. TARGET         SALES     REVENUE    INCOME    A/R DAYS
          ----------------       -------------------------------------------
         = or less than 80                                              300%
                                 -------------------------------------------
                        81                                              290%
                                 -------------------------------------------
                        82                                              280%
                                 -------------------------------------------
                        83                                              270%
                                 -------------------------------------------
                        84                                              260%
                                 -------------------------------------------
                        85                                              250%
                                 -------------------------------------------
                        86                                              240%
                                 -------------------------------------------
                        87                                              230%
                                 -------------------------------------------
                        88                                              220%
                                 -------------------------------------------
                        89                                              210%
                                 -------------------------------------------
                        90               0%                             200%
                                 -------------------------------------------
                        91              35%                             190%
                                 -------------------------------------------
                        92              45%                             180%
                                 -------------------------------------------
                        93              55%                             170%
                                 -------------------------------------------
                        94              65%                             160%
                                 -------------------------------------------
                        95              75%         0%                  150%
                                 -------------------------------------------
                        96              80%        25%                  140%
                                 -------------------------------------------
                        97              85%        50%                  130%
                                 -------------------------------------------
                        98              90%        75%                  120%
                                 -------------------------------------------
                        99              95%        90%                  110%
                                 -------------------------------------------
                       100             100%       100%       100%       100%
                                 -------------------------------------------
                       101             102%       105%       110%        80%
                                 -------------------------------------------
                       102             104%       110%       120%        60%
                                 -------------------------------------------
                       103             106%       115%       130%        40%
                                 -------------------------------------------
                       104             108%       120%       140%        20%
                                 -------------------------------------------
                       105             110%       125%       150%         0%
                                 -------------------------------------------
                       106             112%       130%       175%
                                 -------------------------------------------
                       107             114%       135%       200%
                                 -------------------------------------------
                       108             116%       140%       225%
                                 -------------------------------------------
                       109             118%       145%       275%
                                 -------------------------------------------
                       110             120%       150%       300%
                                 -------------------------------------------
                       111             122%       160%
                                 -------------------------------------------
                       112             124%       170%
                                 -------------------------------------------
                       113             126%       180%
                                 -------------------------------------------
                       114             128%       190%
                                 -------------------------------------------
                       115             130%       200%
                                 -------------------------------------------
                       116             132%       220%
                                 -------------------------------------------
                       117             134%       240%
                                 -------------------------------------------
                       118             136%       260%
                                 -------------------------------------------
                       119             138%       280%
                                 -------------------------------------------
                       120             140%       300%
                                 -------------------------------------------
                       (A)             (A)
                                 -------------------------------------------

                       (A) For each % of Sales Attainment over 120%, the Sales-
                           related bonus % will increase by an additional 2%, up to a maximum payout of 300% of the Sales Bonus Potential (@ 200% Attainment).

                            Schedule to Exhibit 10.4

An SMS Senior Management Incentive Compensation Plan for the plan year ended December 31, 1996 in the form of Exhibit 10.4 was implemented for each of the following executive officers of the Registrant during the reporting period. Under each plan, 90% of the base bonus value is based upon performance against corporate and focus area (consisting of certain segments of business operations ) sales, revenue, pre-tax income, accounts receivable days and capital expenditure targets. The relative weighting and combination of these performance factors vary for each individual, with an emphasis upon the individual's particular area of business operations. The remaining 10% of the base bonus value is tied to subjective considerations of managerial performance against certain pre-defined goals.

                               Terrence W. Kyle
                               Francis W. Lavelle
                               Robert J. McNeill
                               David F. Perri
                               Terry A. Pitts
                               Guillermo N. Ramas, Sr.
                               Marion G. Tomlin
                               Matthew B. Townley